Exhibit 32.1

                         CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350
                            ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES OXLEY ACT OF 2002


     In connection with the Quarterly Report of Cable & Co. Worldwide, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Licht, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002 that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   /S/ Martin Licht
                                   ---------------------------------------
                                   Name: Martin Licht
                                   Chief Executive Officer
                                   Date: February 7, 2007


     In connection with the Quarterly Report of Cable & Co. Worldwide, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Licht, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002 that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                   /S/ John Grippo
                                   ---------------------------------------
                                   Name: John Grippo
                                   Chief Financial Officer
                                   Date: February 7, 2007